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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
               18 U.S.C. SECTION 1350, AS ADOPTED AND PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of American Achievement Corporation on Form 10-Q for the period ending March 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sherice P. Bench, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities and Exchange Act 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Achievement Corporation as of the dates and for the periods expressed in this Report.



             Dated: April 10, 2003                /s/ SHERICE P. BENCH
                                                 ------------------------------
                                                     Sherice P. Bench
                                                  CHIEF FINANCIAL OFFICER